UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):     March 3, 2010

                                            AVANTAIR, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	20-1635240
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

                                              4311 General Howard Drive, Clearwater, Florida 33762
(Address of Principal Executive Offices)

Registrant's telephone number, including area code                          (727) 539-0071

                                                                        N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Avantair, Inc. (the “Company”) held its Annual Meeting on March 3, 2010.  At the Annual Meeting, management Proposals 1 and 2 were approved. The proposals below are described in detail in the Company’s definitive proxy statement dated January 28, 2010 for the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present. Only “FOR” and “AGAINST” votes were counted for purposes of determining the votes received in connection with each proposal, and therefore broker non-votes and abstentions had no effect on the proposal relating to the election of directors. In the case of each of the other proposals, broker non-votes and abstentions had no effect on determining whether the affirmative vote constituted a majority of the shares present or represented by proxy and voting at the Annual Meeting. Approval of these other proposals also required the affirmative vote of a majority of the shares necessary to constitute a quorum, however, and therefore broker non-votes and abstentions could have prevented the approval of these other proposals because they did not count as affirmative votes.

The results are as follows:

Proposal 1

The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company’s common stock present or represented by proxy and voting at the Annual Meeting, in each case constituting a majority of the total outstanding shares, and were elected at the Annual Meeting to serve a one-year term on the Board.

	For	Authority Withheld	Broker Non-Vote

Barry J. Gordon	15,830,095	359,645	6,024,015

Arthur H. Goldberg	16,187,540	2,200	6,024,015

Steven Santo	16,187,540	2,200	6,024,015

Stephanie A. Cuskley	16,187,540	2,200	6,024,015

A. Clinton Allen	16,187,540	2,200	6,024,015

Robert Lepofsky	16,183,634	6,106	6,024,015

Richard B. DeWolfe	16,187,540	2,200	6,024,015

Proposal 2

The management proposal to ratify the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for fiscal year 2010, as described in the proxy materials. This proposal was approved with approximately 84.1% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 0.04% of the shares voting against the proposal.

For	Against	Abstained	Broker Non-Vote
22,201,947	10,626	1,182	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANTAIR, INC.

Date: March 4, 2010	By:	/s/ Allison Roberto
Allison Roberto

General Counsel and Secretary